UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 250 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendment to Amended and Restated Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 Annual Shareholders Meeting of Envestnet, Inc. (the “Company”) held on May 8, 2024 (the “Annual Meeting”), the Company’s shareholders approved an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to allow for exculpation of certain officers as permitted pursuant to recent amendments to Delaware law. A description of the Charter Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2024. The Charter Amendment became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on May 9, 2024 (the “Certificate of Amendment”).

The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Shareholders Meeting of Envestnet, Inc. (the “Company”) held on May 8, 2024 (the “Annual Meeting”), the Company’s shareholders voted on (1) the election of two directors nominated by the Board of Directors to serve until the 2025 Annual Shareholders Meeting and, in each case, until their successor is duly elected and qualified or until their earlier resignation, removal, incapacity or death; (2) the approval, on an advisory basis, of 2023 executive compensation; (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (4) the approval of the Envestnet, Inc. 2024 Long-Term Incentive Plan, and (5) the approval of an amendment to Envestnet’s Fifth Amended and Restated Certificate of Incorporation to allow for exculpation of certain officers as permitted pursuant to recent amendments to Delaware law.

The tables below set forth the voting results.

PROPOSAL 1

Election of directors to serve until the 2025 Annual Shareholders Meeting.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Valerie Mosley	45,488,965	2,100,621	3,200,513
Gregory Smith	45,599,981	1,989,605	3,200,513

PROPOSAL 2

The approval, on an advisory basis, of 2023 executive compensation.

SHARES
For:	45,195,182
Against:	2,064,280
Abstain:	330,124
Broker Non-Votes:	3,200,513

PROPOSAL 3

The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

SHARES
For:	50,119,099
Against:	343,069
Abstain:	327,930
Broker Non-Votes:	-

PROPOSAL 4

The approval of the Envestnet, Inc. 2024 Long-Term Incentive Plan.

SHARES
For:	44,115,345
Against:	3,153,063
Abstain:	321,177
Broker Non-Votes:	3,200,514

PROPOSAL 5

The approval of an amendment to Envestnet’s Fifth Amended and Restated Certificate of Incorporation to allow for exculpation of certain officers as permitted pursuant to recent amendments to Delaware law.

SHARES
For:	40,638,918
Against:	6,614,762
Abstain:	335,905
Broker Non-Votes:	3,200,514

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of Envestnet, Inc. as filed on May 9, 2024 with the Secretary of State of the State of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

Dated: May 10, 2024	By:	/s/ Shelly O’Brien
Shelly O’Brien
Chief Legal Officer, General Counsel and Corporate Secretary

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